SUP-0103-0220ii

AB CAP FUND, INC.

-AB Concentrated International Growth Portfolio

(the “Fund”)

Supplement dated February 28, 2020 to the Summary Prospectus dated October 31, 2019 for the Fund (the “Prospectus”).

*        *        *

The Adviser has agreed to further waive its management fee and/or to bear certain expenses of the Fund as set forth below. Effective March 2, 2020, the following replaces the “Annual Fund Operating Expenses” table (and related footnotes) and the “Examples” section under the heading “Fees and Expenses of the Fund.”

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	.85%	.85%	.85%
Fee Waiver	(.10)%	(.10)%	(.10)%

Net Management Fees(c)	.75%	.75%	.75%

Distribution and/or Service (12b-1) Fees	.25%	1.00%	None
Other Expenses:
Transfer Agent	.04%	.05%	.04%
Other Expenses	.43%	.43%	.43%

Total Other Expenses	.47%	.48%	.47%

Acquired Fund Fees and Expenses	.01%	.01%	.01%

Total Annual Fund Operating Expenses	1.48%	2.24%	1.23%

Fee Waiver and/or Expense Reimbursement(d)	(.33)%	(.34)%	(.33)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.90%	.90%

(c)

The Management Fee is .85% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive .10% of the Management Fee until October 31, 2021. This fee waiver supplements the Fee Waiver and/or Expense Reimbursement stated below.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund until October 31, 2021 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense and extraordinary expenses), on an annualized basis, from exceeding 1.15%, 1.90% and .90% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares (“expense limitations”). The expense limitations will remain in effect until October 31, 2021 and will continue thereafter from year to year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period. Any fees waived and expenses borne by the Adviser through February 13, 2018 may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the applicable expense limitations. In connection with the Fund’s investments in AB Government Money Market Portfolio (the “Money Market Portfolio”) (except for the investment of any cash collateral from securities lending), the Adviser has contractually agreed to waive its management fee from the Fund and/or reimburse other expenses of the Fund in an amount equal to the Fund’s pro rata share of the Money Market Portfolio’s effective management fee, as included in “Acquired Fund Fees and Expenses”.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver remains in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$537	$293	*	$92
After 3 Years	$862	$688		$379
After 5 Years	$1,210	$1,211		$688
After 10 Years	$2,189	$2,642		$1,564

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

*        *        *         *        *

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0103-0220ii